MoGas Pipeline LLC	Section 8.3
FERC GAS TARIFF	FORM OF SERVICE AGREEMENT
Second Revised Volume No. 1	RATE SCHEDULE FT
Version 1.0.0

Exhibit 10.14.1

MoGas Pipeline LLC
FORM OF SERVICE AGREEMENT (RATE SCHEDULE FT)
Contract No. FRM-SPR-1001
Agreement Dated 10/30/2020

This Firm Service Transportation Agreement ("Agreement"), is made and entered into between MoGas Pipeline LLC, a Delaware limited liability company ("Transporter") and the party identified as Shipper in this Agreement.

In consideration of the promises and of the mutual covenants herein contained, the parties do covenant and agree as follows:

ARTICLE I SCOPE OF AGREEMENT

Subject to the terms, conditions and limitations hereof and of Transporter's Rate Schedule FT and Transporter's General Terms and Conditions, Transporter agrees to receive, transport and deliver on a firm basis thermally equivalent volumes of gas, adjusted for the Fuel and Gas Loss Retention Quantity, up to the Maximum Daily Quantity (MDQ).

ARTICLE II TERM OF AGREEMENT

This Agreement shall become effective and continue in effect as set forth herein. If renewable following the primary term, this Agreement may be terminated by either party upon prior written notice.

ARTICLE III RATE SCHEDULE

Shipper shall pay Transporter for all services rendered hereunder at rates filed under Transporter's Rate Schedule FT and as the same may be revised and changed. The rates to be charged Shipper for services under this Agreement shall be, the maximum rate filed for that service unless Shipper and Transporter have otherwise agreed in writing. The rates charged Shipper for firm transportation hereunder shall not be more than the maximum rate applicable to such service, nor less than the minimum rate for such service.

This Agreement and all terms and provisions contained or incorporated herein are subject to the provisions of Transporter's Rate Schedule FT and of Transporter's General Terms and Conditions on file with the Federal Energy Regulation Commission or other duly constituted authorities having jurisdiction, and as the same may be legally amended or superseded. The Rate Schedule and General Terms and Conditions are by this reference made a part hereof.

ARTICLE IV RECEIPT POINT(S) AND DELIVERY POINT(S)

Natural gas to be received for the account of Shipper hereunder shall be received on the outlet side of the measuring station(s) at or near the point(s) of receipt, as specified in Appendix A.

Natural gas to be delivered for the account of Shipper hereunder shall be delivered on the outlet side of the measuring station(s), if any, at or near the point(s) specified in Appendix A.

Additional information concerning receipt and delivery points is set forth on Appendix A to this Agreement which is incorporated herein by reference.

MoGas Pipeline LLC	Section 8.3
FERC GAS TARIFF	FORM OF SERVICE AGREEMENT
Second Revised Volume No. 1	RATE SCHEDULE FT
Version 1.0.0

MoGas Pipeline LLC
FORM OF SERVICE AGREEMENT (RATE SCHEDULE FT)
Contract No. FRM-SPR-1001
Agreement Dated 10/30/2020

ARTICLE V QUALITY

All natural gas tendered for transportation to Transporter for the account of shipper at the Receipt Point(s) shall conform to the quality specifications set forth in the General Terms and Conditions, as revised from time to time. Transporter may receive gas not forming to the quality specifications if treatment facilities on Transporter's system will bring such gas into conformance with the quality specifications. Transporter may refuse to receive on a non-discriminatory basis any gas for transportation which does not meet such quality specifications and will not be treated to meet the quality specifications.

ARTICLE VI ASSIGNMENT

This Agreement shall be binding upon and inure to the benefit of any successor(s) to either Transporter or Shipper by merger, consolidation of acquisition. Either Transporter or Shipper may assign or pledge this Agreement and all rights and obligations under the provisions of any mortgage, deed or trust, indenture or other instrument which it has executed or may execute hereafter as security for indebtedness; otherwise, neither Transporter nor Shipper shall assign this Agreement or any of its rights hereunder without first having obtained formal written consent of the other(s). Such consent shall not be unreasonably withheld.

ARTICLE VII INTERPRETATION AND MODIFICATIONS

The interpretation and performance of this Agreement shall be in accordance with the laws of the state of Missouri.

ARTICLE VIII AGREEMENTS BEING SUPERSEDED

When this Agreement becomes effective, it shall supersede and cancel any other firm transportation agreements between the parties for the same service.

ARTICLE IX CERTIFICATIONS

By executing this Agreement, Shipper certifies that: (1) Shipper has title to, or a current contractual right to deliver the gas to be transported by Transporter; (2) Shipper has, or will have, entered into all arrangements necessary for the commitment of deliveries to Transporter ; and (3) Shipper has a sales and, as applicable, a transportation contract(s) or will enter into such sales and, as applicable, a transportation contract(s) with the party ultimately receiving the gas, prior to the commencement of service.

MoGas Pipeline LLC	Section 8.3
FERC GAS TARIFF	FORM OF SERVICE AGREEMENT
Second Revised Volume No. 1	RATE SCHEDULE FT
Version 1.0.0

MoGas Pipeline LLC
FORM OF SERVICE AGREEMENT (RATE SCHEDULE FT)
Contract No. FRM-SPR-1001
Agreement Dated 10/30/2020

ARTICLE X SPECIFIC INFORMATION

Firm Transportation Service Agreement between MoGas Pipeline LLC ("Transporter") and Spire Missouri, Inc. f/k/a Laclede Gas Company ("Shipper").

Contract Number FRM-SPR-1001                     Effective Date 11/01/2020

Primary Term 10.00 years
Renewal Term-month to month - - Yes- - XXX Other
Termination Notice 365 Days
Right of First Refusal: Yes

Transporter     MoGas Pipeline LLC
329 Josephville Road
Wentzville, Missouri 63385

Shipper         Spire Missouri,Inc. f/k/a Laclede Gas Company
700 Market St, 1st Floor
St. Louis, Missouri. 63101

Maximum Daily Quantity: 145,600 Dth per day

The rate charged will be the maximum transportation rate unless otherwise agreed to in writing.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their Presidents or Vice Presidents as duly authorized officers, the day and year first above written.

Effective Date: 11/01/2020

MoGas Pipeline LLC

By:	/s/ Cy Zebot
Name:	Cy Zebot
Title:	SVP

Spire Missouri Inc.

By:	/s/ George E. Godat
Name:	George E. Godat
Title:	Vice President and General Manager

MoGas Pipeline LLC	Section 8.3
FERC GAS TARIFF	FORM OF SERVICE AGREEMENT
Second Revised Volume No. 1	RATE SCHEDULE FT
Version 1.0.0

APPENDIX A
Contract No. FRM-SPR-1001
Agreement Dated 10/30/2020

To the Firm Transportation Service Agreement between MoGas Pipeline LLC ("Transporter") and Spire Missouri f/k/a Laclede Gas Company ("Shipper"), Contract Number FRM-SPR-1001.

Point of Receipt	Meter No.	Maximum Receipt Pressure	Maximum Daily Receipt Quantity	Provision for Incre. Facility
PEPL	05237	n/a	25,000	No
Spire STL		n/a	90,600	No
REX	44936	n/a	30,000	No

Quality Waivers: No

Point of Delivery	Meter No.	Maximum Daily Delivery Quantity	Priority Date	Provision for Incre. Facility
MRT	701	0	11/1/2020	No
West Alton	421	0	11/1/2000	No
Spire STL		0	11/1/2000	No
Orchard Farm	350	100	11/1/2000	No
St. Peters	400	70,000	11/1/2000	No
St Paul	320	100	11/1/2020	No
Wentzville	500	15,000	11/1/2020	No
Washington CG	410	5,000	11/1/2020	No
South Point	440	48,000	11/1/2020	No
Union #1	510	1,700	11/1/2020	No
Union #2	630	500	11/1/2020	No
St Clair #1	430	1,000	11/1/2020	No
St Clair #2	431	200	11/1/2020	No
Sullivan #1	470	2,800	11/1/2020	No
Sullivan #2	471	1,200	11/1/2000	No

MoGas Pipeline LLC	Section 8.3
FERC GAS TARIFF	FORM OF SERVICE AGREEMENT
Second Revised Volume No. 1	RATE SCHEDULE FT
Version 1.0.0

APPENDIX A
Contract No. FRM-SPR-1001
Agreement Dated 10/30/2020

Transport rate discount
The contract MDQ of 145,600 Dth will be provided at a discount reservation rate of $3.666/Dth/month for period 11/1/2020 thru 10/31/2030. This rate shall apply to all MoGas receipts and Spire Missouri delivery points in Zone 1 that are within Shipper's service territory.

This Appendix A supersedes and cancels any previously effective Appendix A to this Firm Transportation Service Agreement.

Effective Date: 11/01/2020

MoGas Pipeline LLC

By:	/s/ Cy Zebot
Name:	Cy Zebot
Title:	SVP

Spire Missouri Inc.

By:	/s/ George E. Godat
Name:	George E. Godat
Title:	Vice President and General Manager